            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration
Statement on Form F-3 of our report dated June 28, 2005 relating to the financial statements, which appears in Randgold Resources Limited's Annual
Report on Form 20-F for the year ended December 31, 2004. We also consent to the references to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP
London, United Kingdom
19 August 2005